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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ------------------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 5, 2003

                         COMMISSION FILE NUMBER 0-25356

                             -------------------

                                   P-COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                                  77-0289371
(State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

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Item 5.  Other Events.

On July 31, 2003, P-Com issued a press release announcing the receipt of $1.4 million in orders from customers in China, and on August 4, 2003, P-Com issued a press release announcing the receipt of a $2.8 million order for its advanced, point-to-point radios from Mexican cellular operator Telcel Radiomovil DIPSA, S.A. de C.V. The July 31, 2003 press release is attached hereto as Exhibit 99.1, and the August 4, 2003 press release is attached hereto as Exhibit 99.2.

In addition, on August 5, 2003, P-Com issued a press release announcing the repurchase of the Registrant's 7% Convertible Subordinated Notes. The press release is attached hereto as Exhibit 99.3. Each of the press releases are incorporated by reference herein in their entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1 News Release of P-Com, Inc. dated July 31, 2003 to report the receipt of $1.4 million in orders from customers in China.

         Exhibit 99.2 News Release of P-Com, Inc. dated August 4, 2003 to report the receipt of a $2.8 million order from Mexican Cellular Operator Telcel.

         Exhibit 99.3 News Release of P-Com, Inc. dated August 5, 2003 to report the repurchase of P-Com, Inc.'s 7% Convertible Subordinated Notes.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       P-COM, INC.


                                       By:  /s/ George P. Roberts
                                            ------------------------------
                                            George P. Roberts
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer


Date: August 5, 2003


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